ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

CERTIFICATES INFORMATION
	BALANCE	MARGIN

Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation		Page 2
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24,1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	60
DISTRIBUTION DATE:	9/22/03
DETERMINATION DATE:	9/17/03
33
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$864,990.07
MTGE LOANS PRINCIPAL RECEIVED	$10,099,978.71
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$59,247.01
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$3,544,637.18
MTGE LOANS LIQUIDATION LOSS AMOUNT	$177,601.55

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$197,503,129.49

AVERAGE MTGE LOANS RATE	4.8674%

DELINQUENCY & REO SUMMARY
DEL STAT 1 – NO. OF ACCTS	97
DEL STAT 1 – CURRENT BALANCE	$2,867,079.98
DEL STAT 2 – NO. OF ACCTS	51
DEL STAT 2 – CURRENT BALANCE	$1,584,872.59
DEL STAT 1+ – NO. OF ACCTS	276
DEL STAT 1+ – CURRENT BALANCE	$8,865,298.70
DEL STAT 3+ – NO. OF ACCTS	128
DEL STAT 3+ – CURRENT BALANCE	$4,413,346.13

REO – NO. OF ACCTS	0
REO – CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	76.140%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.879%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.11000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation		Page 3
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	9/22/03

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.11000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.19571%
Maximum Rate	4.19571%
Investor Certificate Rate (LIBOR + 25 bps)	1.36000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	33

Beginning Pool Balance	204,236,072.57
Beginning Investor Certificate Principal Balance	183,210,402.76
Beginning Transferor Principal Balance	16,808,550.57
Beginning Invested Amount	187,427,522.00
Investor Floating Allocation Percentage	91.7700%
Liquidation Loss Amount	177,601.55
Servicing Fee	85,098.36

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	864,990.07
Mtge Loans Principal	10,099,978.71
Mtge Loans Net Liquidation Proceeds	59,247.01
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	11,024,215.79

Mtge Loans Interest	864,990.07
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	59,247.01
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	924,237.08

Mtge Loans Principal	10,099,978.71
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	10,099,978.71

Interest Collections	924,237.08
Principal Collections	10,099,978.71

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	848,172.72
Investor Principal Collections	9,897,979.22
Transferor Interest Collections	76,064.36
Transferor Principal Collections	201,999.49
(Check)	0.00

Investor Loss Amount	162,985.01
Transferor Loss Amount	14,616.54

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 4
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	9/22/03

Investor Interest Collections	848,172.72
less Investor Servicing Fee	78,094.80
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	228,402.30
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	16,030.91
less Investor Loss Amount	162,985.01
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	362,659.70
less Accelerated Principal Distribution Amount	(151,162.35)
less Deposit to (Release from) Spread Account	(16,795.82)
Remaining Excess Interest	530,617.86

Investor Distributions
Investor Certificate Interest	228,402.30
Managed Amortization Period? (Y=1, N=0)	1
Rapid Amortization Period? (Y=1, N=0)	0
Principal Collections less Additional Balances	6,555,341.53
Alternative Principal Payment	6,555,341.53
Maximum Principal Collections	9,897,979.22
Principal Distribution Amount	6,555,341.53
Investor Loss Amount Distributed to Investors	162,985.01
Excess Interest Paid as Principal	(151,162.35)

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	69,060.80
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	3,544,637.18

Excess Int. (Shortfall) a/ Interest	619,770.42
Excess Int. (Shortfall) a/ Premium b/ Losses	603,739.51
Excess Int. (Shortfall) a/ Losses	440,754.50
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	6,795,566.50
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation		Page 5
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	9/22/03

Beginning Pool Balance	204,236,072.57
Interest Distribution	924,237.08
Principal Distribution	10,099,978.71
Additional Balances	3,544,637.18
Liquidation Loss Amount	177,601.55
Ending Pool Balance	197,503,129.49

Beginning Investor Certificate Principal Balance	183,210,402.76
Investor Certificate Interest	228,402.30
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	6,567,164.19
Ending Investor Certificate Principal Balance	176,643,238.56
Pool Factor	0.2078156

Beginning Transferor Balance	16,808,550.57
Interest Distribution (including funds released from Spread Account)	76,064.36
Principal Distribution (including Unallocated Transferor Principal Collections)	3,544,637.18
Additional Balances	3,544,637.18
Losses allocated to Transferor	14,616.54
Ending Transferor Balance	16,793,934.03
Minimum Transferor Interest	9,875,156.47
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	187,427,522.00
Principal Distribution Amount	6,555,341.53
Investor Loss Reduction Amount	162,985.01
Ending Invested Amount	180,709,195.46

Beginning Total OC Amount	4,217,119.25
Ending Total OC Amount	4,065,956.90
Ending Total OC Amount (% of Original Invested Amount)	0.48%

Spread Account Cap Amount	451,772.99
Beginning Spread Account Balance	468,568.81
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(16,795.82)
Ending Spread Account Balance	451,772.99
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1		Page 6
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	9/22/03

Beginning Insured Principal Amount	$183,210,402.76
Ending Insured Principal Amount	$176,643,238.56

Available Credit Enhancement	0.52%
Investor Distribution Amount	6,795,566.50
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	3,613,697.98

Investor Loss Amount Reimbursed from Excess Interest	162,985.01
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,065,956.90
Cum. Principal Payments (Including ECPB & APDA)	673,356,761.44
Cum. Principal Payments (Excluding ECPB & APDA)	669,441,966.89
Cum. OC Amount	4,065,956.90
Cum. SA Deposits	451,772.99
Cum. Liquidation Losses	12,633,165.21
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.501%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation		Page 7
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	9/22/03

SOURCES OF FUNDS:
Mtge Loans Interest	864,990.07
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	59,247.01
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	10,099,978.71
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	11,024,215.79

USES OF FUNDS
Servicing Fee	85,098.36
Investor Interest Distribution	228,402.30
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	6,567,164.19
Transferor Distribution (not including Cash Released to Transferor)	3,613,697.98
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	16,030.91
Cash Deposited to (Released from) Spread Account	(16,795.82)
Cash Released to Transferor	530,617.86
Total	11,024,215.79

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	2,676,283.99
Aggregate Amount of Locked Balances – %	1.355%
Portfolio CLTV as of the End of the Collection Period	76.140%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Keith Richardson – Bank One, N.A.

ABS Corporation		Page 8
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:		9/22/03

A.	POOL INFORMATION

	Aggregate Amount of Collections	11,024,215.79
	Aggregate Amount of Interest Collections	924,237.08
	Aggregate Amount of Principal Collections	10,099,978.71
	Transfer Deposit Amount	0.00
	Beginning Pool Balance	204,236,072.57
	Ending Pool Balance	197,503,129.49
	Additional Balances	3,544,637.18
	Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
	Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
	Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.501%
	Servicing Fee	85,098.36
	Unpaid Servicing Fee Received	0.00
	Remaining Accrued and Unpaid Servicing Fee	0.00

B.	INTEREST, PRINCIPAL & LOSS ALLOCATION

	Investor Certificateholder Floating Allocation Percentage	91.77%
	Investor Certificateholder Fixed Allocation Percentage	98.00%
	Investor Interest Collections	848,172.72
	Investor Principal Collections	9,897,979.22
	Transferor Interest Collections	76,064.36
	Transferor Principal Collections	201,999.49
	Investor Loss Amount	162,985.01
	Beginning Invested Amount	187,427,522.00
	Ending Invested Amount	180,709,195.46

C.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	228,402.30
	Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
	Unpaid Investor Certificate Interest Shortfall Received	0.00
	Unpaid Investor Certificate Interest Shortfall Remaining	0.00

	Principal Distribution Amount	6,555,341.53
	Managed Amortization Period? (Yes=1; No=0)	1
	Rapid Amortization Period? (Yes=1; No=0)	0
	Maximum Principal Collections Payment	9,897,979.22
	Alternative Principal Payment	6,555,341.53
	Principal Collections less Additional Balances	6,555,341.53
	Investor Loss Amount Distributed to Investors	162,985.01
	Accelerated Principal Distribution Amount	(151,162.35)

D.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Certificate Principal Balance	183,210,402.76
	Ending Certificate Principal Balance	176,643,238.56
	Pool Factor	0.2078156

ABS Corporation		Page 9
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

	Distribution Date:	9/22/03

E.	DISTRIBUTIONS TO TRANSFEROR

	Interest Distribution	76,064.36
	Principal Distribution	3,544,637.18
	Amount Distributed to Transferor	0.00

F.	TRANSFEROR BALANCE

	Beginning Transferor Principal Balance	16,808,550.57
	Ending Transferor Principal Balance	16,793,934.03
	Minimum Transferor Balance	9,875,156.47

G.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	1.36000%
	LIBOR Rate	1.11000%
	Maximum Rate	4.19571%
	Weighted Average Mortgage Net Loan Rate	4.19571%

H.	CREDIT ENHANCEMENT

	Credit Enhancement Fee	16,030.91
	Guaranteed Amount	0.00
	Guaranteed Principal Distribution Amount	0.00
	Credit Enhancement Draw Amount	0.00

I.	SPREAD ACCOUNT

	Beginning Spread Account Balance	468,568.81
	Ending Spread Account Balance	451,772.99
	Amount to be distributed to (Released from) the Spread Account	(16,795.82)
	Amount Released from Spread Account	0.00
	Spread Account Maximum	451,772.99

J.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	97
	Trust Balances	2,867,079.98
	Delinquent 60-89 days
	No. of Accounts	51
	Trust Balances	1,584,872.59
	Delinquent 90+ days
	No. of Accounts	128
	Trust Balances	4,413,346.13
	Delinquent 9+ months
	No. of Accounts	0
	Trust Balances	0.00
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation		Page 10
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:		9/22/03

K.	EVENT OF DEFAULT TRIGGERS	0

	Failure by Seller to make payment within 5 Business Days of Required Date ?	0
	Failure by Seller to perform any covenants described in the Agreement ?	0
	Bankruptcy or Insolvency relating to Servicer ?	0

L.	RAPID AMORTIZATION EVENT TRIGGERS	0

	Failure by Seller to make payment within 3 Business Days of Required Date ?	0
	Breach of Representation or Warranty by Seller or Depositor?	0
	Bankruptcy or Insolvency relating to Transferor ?	0
	Subject to Investment Company Act of 1940 Regulation ?	0
	Any Event of Default ?	0
	Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

 IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of September 2003

Bank One, N.A. as Servicer

/s/ Philip C. McNiel
Philip C. McNiel Vice President

Distribution List

Dan Farrel – Financial Security Assurance

Keith Richardson – Bank One, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation		Page 11
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2

Distribution Date :	9/22/03

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.268709
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1
Investors Certificate Principal Distributed	7.726076
Principal Distribution Amount	7.712167
Maximum Principal Payment	11.644681
Alternative Principal Payment	7.712167
Principal Collections less Additional Balances	7.712167
Investor Loss Amount Distributed to Investors	0.191747
Accelerated Principal Distribution Amount	-0.177838
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	7.994784

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	183,210,402.76
Ending Investor Certificate Balance	176,643,238.56
Beginning Invested Amount	187,427,522.00
Ending Invested Amount	180,709,195.46
Investor Certificateholder Floating Allocation Percentage	91.7700%
Pool Factor	0.2078156
Liquidation Loss Amount for Liquidated Loans	177,601.55
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	204,236,072.57
Ending Pool Balance	197,503,129.49
Servicing Fee	85,098.36

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	1.360000%
LIBOR Rate	1.110000%
Maximum Rate	4.195712%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	97
Trust Balances	2,867,079.98
Delinquent 60-89 days
No. of Accounts	51
Trust Balances	1,584,872.59
Delinquent 90+ days
No. of Accounts	128
Trust Balances	4,413,346.13
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 12
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	9/22/03

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of September 2003

Bank One, N.A.
as Servicer

/s/ Philip C. McNiel

Philip C. McNiel
Vice President

Distribution List:

Keith Richardson – Bank One, N.A.